SUPPLEMENT TO THE PROSPECTUSES

              CREDIT SUISSE STRATEGIC ALLOCATION FUND -- AGGRESSIVE
               CREDIT SUISSE STRATEGIC ALLOCATION FUND -- MODERATE
             CREDIT SUISSE STRATEGIC ALLOCATION FUND -- CONSERVATIVE

         The following is added to the end of the table for the Common Class, A and C Shares under the heading "The Funds in Detail--Portfolio
Investments--Description of Underlying Credit Suisse Funds":

         The Credit Suisse Commodity Return Strategy Fund (the "Commodity Fund"), one of the underlying Credit Suisse Funds in which the Credit Suisse Strategic Allocation Fund--Aggressive (the "Aggressive Fund"), Credit Suisse Strategic Allocation Fund--Moderate (the "Moderate Fund") and Credit Suisse Strategic Allocation Fund--Conservative (the "Conservative Fund") (collectively, the "Subject Allocation Funds") may invest, seeks total return by investing in commodity-linked derivative instruments -- particularly commodity swaps on the Dow-Jones AIG Commodity Index (the "Index") -- backed by a portfolio of fixed income securities. On December 16, 2005 the Internal Revenue Service ("IRS") issued a ruling that would limit the income derived from commodity-linked swaps after June 30, 2006 to a maximum of 10% of the Commodity Fund's gross income. The application of this ruling will not permit the Commodity Fund to invest in commodity-linked swaps after June 30, 2006 in the manner that it has since inception.

         The Commodity Fund is currently evaluating available alternatives in response to the IRS ruling, including changing the instruments the Commodity Fund would use to gain exposure to the return of the Index. Investing in these instruments rather than swaps may reduce the degree of correlation between the Commodity Fund's performance and that of the Index and may subject investors to the risk of diminished investment returns.

         If suitable alternatives are not available, the Commodity Fund may be required to change its investment objective, policies or techniques, or may be liquidated. A liquidation would subject investors to tax on the difference between the liquidating distribution and their basis in their shares.

         If changes are made or if the Commodity Fund is liquidated, the Subject Allocation Funds may opt to reduce or eliminate their holdings in the Commodity Fund, which may be up to 5% of the Conservative Fund's net assets, 10% of the Moderate Fund's net assets or 15% of the Aggressive Fund's net assets. If this were to occur, each Subject Allocation Fund would reallocate its liquidated position in the Commodity Fund to other underlying Credit Suisse Funds discussed in the prospectus.

         The sections of the Prospectuses for the Common Class, A and C Shares entitled "Key Points - A Word About Risk - Tax Risk" and "More About Risk - Types of Investment Risk - Tax Risk" are deleted in their entirety and replaced with the following:

TAX RISK

         In order to be treated as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code"), the Commodity Fund must derive at least 90 percent of its gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued a ruling that would cause certain income from commodity-linked swaps, which the Commodity Fund invests in to gain exposure to the Index, to not be considered qualifying income after June 30, 2006. As a result, the income the Commodity Fund derives from such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 must be limited to a maximum of 10 percent of its gross income.

         Although the ruling has no impact on the operations of the Commodity Fund through June 30, 2006, the Commodity Fund is evaluating possible alternatives that would enable the Commodity Fund to continue to qualify as a regulated investment company after June 30, 2006. Alternatives include changing the investments the Commodity Fund would use to gain exposure to the return of the Index. If the Commodity Fund is unable to ensure continued qualification, the Commodity Fund may be required to change its investment objective, policies or techniques, or may be liquidated.

Dated:  December 23, 2005                                           16-1205
                                                                    for
                                                                    SAF-PRO-CMN
                                                                    SAF-PRO-LOAD
                                                                    2005-041

              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

              CREDIT SUISSE STRATEGIC ALLOCATION FUND -- AGGRESSIVE
               CREDIT SUISSE STRATEGIC ALLOCATION FUND -- MODERATE
             CREDIT SUISSE STRATEGIC ALLOCATION FUND -- CONSERVATIVE

     The section of the Statement of Additional Information entitled "Additional Information Concerning Taxes - Special Considerations - Tax Treatment of Structured Notes and Swaps" is deleted in its entirety and replaced with the following:

     As described in the Prospectus, the Credit Suisse Commodity Return Strategy Fund (the "Commodity Fund") currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index. On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that would cause certain income from commodity-linked swaps and certain other commodity-linked derivatives to not be considered qualifying income after June 30, 2006.

     Although the ruling has no impact on the operations of the Commodity Fund through June 30, 2006, we are evaluating possible alternatives that would enable the Commodity Fund to continue to qualify as a regulated investment company after June 30, 2006. Alternatives include changing the investments the Commodity Fund would use to gain exposure to the return of the Dow-Jones AIG Commodity Index. If the Commodity Fund is unable to ensure continued qualification, the Commodity Fund may be required to change its investment objective, policies or techniques, or may be liquidated.

     As a result of this IRS ruling, the Subject Allocation Funds may opt to reduce or eliminate their holdings in the Commodity Fund, which may be up to 5% of the Conservative Fund's net assets, 10% of the Moderate Fund's net assets or 15% of the Aggressive Fund's net assets. If this were to occur, each Subject Allocation Fund would reallocate its liquidated position in the Commodity Fund to other underlying Credit Suisse Funds discussed in the prospectus.

Dated:  December 23, 2005